UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 8, 2020

iBio, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-35023	26-2797813
(Commission File Number)	(IRS Employer Identification No.)

8800 HSC Parkway

Bryan, Texas 77807

(Address of principal executive offices and zip code)

(979) 446-0027

(Registrant’s telephone number including area code)

N/A

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	IBIO	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On October 9, 2020, iBio, Inc., a Delaware corporation (the “Company”), filed a Current Report on Form 8-K (the “Original Form 8-K”) to disclose certain information about the Company’s 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”). This Amendment No. 1 to the Original Form 8-K replaces the Original Form 8-K in its entirety.

Item 5.08. Shareholder Director Nominations.

To the extent applicable, the information in Item 8.01 of this Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01. Other Events.

On October 8, 2020, the Board of Directors of the Company established December 9, 2020 as the date of the 2020 Annual Meeting and the close of business on October 27, 2020 as the record date for determining stockholders entitled to notice of, and to vote at, the 2020 Annual Meeting. Because the date of the 2020 Annual Meeting has been changed by more than 30 days from the anniversary of the Company’s 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”), stockholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the 2020 Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must ensure that such proposal is received by the Company’s Corporate Secretary, 8800 HSC Parkway, Bryan, Texas 77807 on or before the close of business on October 23, 2020, which the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials. Any such proposal must also meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in the proxy materials for the 2020 Annual Meeting. The October 23, 2020 deadline will also apply in determining whether notice of a stockholder proposal is timely for purposes of exercising discretionary voting authority with respect to proxies under Rule 14a-4(c) of the Exchange Act.

Because the date of the 2020 Annual Meeting has been advanced by more than 20 days from the anniversary of the 2019 Annual Meeting, a new deadline has been set for submission of proposals by stockholders intended to be included in the Company’s proxy statement for the 2020 Annual Meeting. Under the Company’s First Amended and Restated Bylaws (the “Bylaws”), notice of such proposal must be received by the Company no later than the close of business on the later of (i) 90 days before the 2020 Annual Meeting and (ii) 10 days after public announcement of the date of the 2020 Annual Meeting is first made. Such notice must be delivered to the Company’s principal executive offices at 8800 HSC Parkway, Bryan, Texas 77807 and be directed to the attention of the Corporate Secretary. All such proposals must be in compliance with applicable laws and regulations, as well as the procedural and information requirements set forth in the Bylaws, in order to be considered for inclusion in the Company’s proxy statement for the 2020 Annual Meeting.

Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IBIO INC.

Date: October 13, 2020	By:	/s/ Thomas F. Isett
		Name:	Thomas F. Isett
		Title:	Chairman and Chief Executive Officer